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                                                                   EXHIBIT 10.58
                          TARGETED GENETICS CORPORATION
                                  COMMON STOCK
                               PURCHASE AGREEMENT

      THIS COMMON STOCK PURCHASE AGREEMENT (the "AGREEMENT") is made as of the 31st day of December, 2004, by and among Targeted Genetics Corporation, a Washington corporation (the "COMPANY"), and the investors severally and not jointly listed on Schedule A hereto, each of which is herein referred to as an "INVESTOR."

      THE PARTIES HEREBY AGREE AS FOLLOWS:

1.    PURCHASE AND SALE OF STOCK.

      1.1   SALE AND ISSUANCE OF COMMON STOCK.

            (a) On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Investors of an aggregate of 3,954,132 shares of the Company's common stock, $.01 par value (the "COMMON STOCK") at a purchase price of $1.5174 per share.

            (b) Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase at the Closing and the Company agrees to sell and issue to each Investor at the Closing, that number of shares of the Company's Common Stock set forth opposite such Investor's name on Schedule A hereto for the purchase price set forth thereon (the "STOCK").

      1.2 CLOSING. The purchase and sale of the Stock shall take place at the offices of Orrick, Herrington & Sutcliffe, LLP located at 405 Howard Street, San Francisco, California at 10:00 A.M., on December 31, 2004, or at such other time and place as the Company and the Investors may mutually agree upon orally or in writing (which time and place are designated as the "CLOSING"). At the Closing, the Company shall deliver to each Investor a certificate representing the Stock that such Investor is purchasing against payment of the purchase price therefor by cashier's check or wire transfer.

      1.3 ANCILLARY AGREEMENTS. Immediately prior to the Closing, the Company and Celladon Corporation ("CELLADON") shall have entered into a collaboration agreement and a manufacturing and supply agreement (the "ANCILLARY AGREEMENTS").

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Investor that:

            (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and has filed with the Securities and Exchange Commission (the "COMMISSION") two registration statements on such Form (Registration File No. 333-107822 and No. 333-116600), which became effective as of August 21, 2003 and July 7, 2004, respectively, for the registration under the Securities Act of the Stock.

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Such registration statements meet the requirements set forth in Rule
415(a)(1)(x) under the Securities Act and comply with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the "RULES AND REGULATIONS") of the Commission promulgated thereunder, supplements to the forms of prospectus included in such registration statements relating to the offer to sell and proposed sale of the Stock and the plan of distribution thereof. Such registration statements, including the exhibits thereto, as amended at the date of this Agreement, are hereinafter called the "REGISTRATION STATEMENT"; such prospectuses in the form in which they appear in the Registration Statement are hereinafter called the "BASE PROSPECTUS"; and the supplemented form of prospectuses, in the forms in which they will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectuses as so supplemented) are hereinafter called a "PROSPECTUS SUPPLEMENT." Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the "INCORPORATED DOCUMENTS") pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is "contained," "included," "described," "set forth" or "stated" in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be. No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company's knowledge, is threatened by the Commission.

            (b) The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the

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requirements of the Exchange Act and the applicable Rules and Regulations and none of such Incorporated Documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Investor specifically for use in the Registration Statement or the Prospectus Supplement, which information the parties hereto agree is limited to the Investors' Information as defined in Section 8.1. No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that have not been filed as required pursuant to the Securities Act or will not be filed within the requisite time period. There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

            (c) The Company has delivered, or will as promptly as practicable deliver, to the Investors complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Investors reasonably request. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing Date, any offering material in connection with the offering and sale of the Stock other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

            (d) The Company and each of its subsidiaries have been duly organized and are validly existing as corporations or other legal entities in good standing (or the equivalent thereof, if any) under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing (or the equivalent thereof, if any) as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified and in good standing or have such power or authority would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT").

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            (e)   The Stock to be issued and sold by the Company hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable, free of any preemptive or similar rights, and free and clear of any Liens (as defined below), other than any Liens created by or imposed upon the Investors through no action of the Company. The Stock conforms to the description thereof contained in the Base Prospectus and the Prospectus Supplement. The issuance and sale of the Stock hereunder does not require stockholder approval, including without limitation pursuant to the Nasdaq SmallCap Marketplace Rules. The Company has not, prior to the date hereof, made any offer or sale of any securities which could be "integrated" for purposes of the Securities Act or the Rules and Regulations with the offer and sale of the Stock hereunder.

            (f) The Company has an authorized capitalization as set forth in the Base Prospectus and the Prospectus Supplement, all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the Base Prospectus and the Prospectus Supplement. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries that have been granted by the Company other than those accurately described in the Base Prospectus and the Prospectus Supplement (other than with respect to subsequent option grants and share issuances pursuant to reservations, agreements or employee benefit plans referred to in the Base Prospectus or any Prospectus Supplement or pursuant to the exercise of convertible securities, including options and warrants referenced in the Base Prospectus or any Prospectus Supplement). The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, as described in the Base Prospectus and the Prospectus Supplement accurately and fairly present the information required to be shown with respect to such plans, arrangements, options and rights (other than with respect to subsequent option grants and share issuances pursuant to reservations, agreements or employee benefit plans referred to in the Base Prospectus or any Prospectus Supplement or pursuant to the exercise of convertible securities, including options and warrants referenced in the Base Prospectus or any Prospectus Supplement).

            (g) All the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully paid and non-assessable and, except to the extent set forth in the Base Prospectus and the Prospectus Supplement, are owned by the Company directly or indirectly through one or more wholly-owned subsidiaries, free and clear of any claim, lien, encumbrance, security interest, defect or restriction upon voting or transfer or any other claim of any kind ("LIENS").

            (h) The Company has the full right, power and authority to enter into this Agreement and to perform and to discharge its obligations hereunder; and this Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and

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binding obligation of the Company enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the enforcement of creditors' rights generally, and (ii) general principles of equity, regardless of whether asserted in a proceeding at equity or law.

            (i) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of any statute, law, rule or regulation or any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, except in each case, for such conflicts, breaches, violations or defaults that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries.

            (j) There is no franchise, contract, lease, instrument or other document of a character required by the Securities Act or the Rules and Regulations to be described in the Base Prospectus and the Prospectus Supplement, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and all statements summarizing any such franchises, contracts, leases, instruments or other documents or legal matters contained in the Registration Statement are accurate and complete in all material respects. Other than as described in the Base Prospectus and the Prospectus Supplement, no such franchise, contract, lease, instrument or other document has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and the Company has not received notice or any other knowledge of any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

            (k) All existing minute books of the Company and each of its subsidiaries, including all existing records of all meetings and actions of the board of directors (including Audit, Compensation and Nominating and Corporate Governance Committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the "CORPORATE RECORDS") have been made available to the Investors and counsel for the Investors. All such Corporate Records are complete and accurately reflect, in all material respects, all transactions referred to in such Corporate Records.

            (l) No consent, approval, authorization, filing with or order of or registration with, any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained or made under the Securities Act or the Exchange Act and such as may be required under the securities, or blue sky, laws of any jurisdiction in connection with the offer and sale of the Stock by the Company in the manner contemplated herein and in the Base Prospectus and the Prospectus Supplement, except for such

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consents, approvals, authorizations, filings or orders or registrations that would not reasonably be expected to, singularly or in the aggregate, have a Material Adverse Effect.

            (m) Except as described in the Base Prospectus and the Prospectus Supplement, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statement or otherwise, except for persons and entities who have expressly waived such right or who have been given timely and proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right, and the Company is not required to file any registration statement for the registration of any securities of any person or register any such securities pursuant to any other registration statement filed by the Company under the Securities Act for a period of at least 90 days after the date hereof.

            (n) The financial statements, together with the related notes and schedules, of the Company included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, as the case may be, present fairly the financial condition, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and the Rules and Regulations thereunder and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise stated therein and subject, in the case of unaudited financial statements, to the absence of footnotes and normal year-end adjustments). No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations thereunder to be included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, as the case may be.

            (o) Except as set forth in the Base Prospectus and the Prospectus Supplement, there is no legal or governmental proceeding pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which singularly or in the aggregate, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

            (p) The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its subsidiaries taken as a whole, in each case free and clear of all Liens that may result in a Material Adverse Effect.

(q) The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15 and 15d-15) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company

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and its subsidiaries is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the quarter ended September 30, 2004 (such date, the "EVALUATION DATE"). The Company presented in its Form 10-Q for the quarter ended September 30, 2004 the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant adverse changes in the Company's internal control over financial reporting (as such term is defined in Exchange Act Rules 13a-15 and 15d-15) or, to the Company's knowledge, in other factors that could significantly affect the Company's internal controls in an adverse manner. The Company's auditors and the audit committee of the board of directors of the Company (or persons fulfilling the equivalent function) are not aware of (i) any material weakness in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

            (r) The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of the consolidated financial statements in conformity with generally accepted accounting principles and to maintain accountability of consolidated assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (s) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Base Prospectus, the Prospectus Supplement or the Registration Statement, or incorporated by reference therein, as the case may be, any material loss or interference with its business from fire, explosion, flood, terrorist act or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in or contemplated by the Base Prospectus and the Prospectus Supplement; and, since such date, there has not been any change in the capital stock (other than with respect to subsequent option grants and share issuances pursuant to reservations, agreements or employee benefit plans referred to in the Base Prospectus or any Prospectus Supplement or pursuant to the exercise of convertible securities, including options and warrants referenced in the Base Prospectus or any Prospectus Supplement) or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, general affairs, management, financial position, stockholders' equity, results of operations or prospects of the Company, otherwise than as set forth or contemplated by the Base Prospectus and the Prospectus Supplement.

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3.    REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby represents and warrants to the Company, severally and not jointly, that:

            (a) (i) Such Investor has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of such Investor herein may be legally unenforceable.

            (b) (i) Such Investor has answered all questions on the Signature Page for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date, and (ii) such Investor, in connection with its decision to purchase the number of shares of Stock set forth on Schedule A, relied only upon the Base Prospectus, the Prospectus Supplement, the documents incorporated therein by reference, and any representations and warranties of the Company contained herein.

            (c) Such Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Stock, or possession or distribution of offering materials in connection with the issue of the Stock in any jurisdiction outside the United States where action for that purpose is required.

            (d) Such Investor understands that nothing in this Agreement or any other materials presented to such Investor in connection with the purchase and sale of the Stock constitutes legal, tax or investment advice. Such Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Stock.

4.    FURTHER AGREEMENTS OF THE COMPANY. The Company agrees with the Investors:

            (a) (i) For so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock, to advise the Investors promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus Supplement or any amended Prospectus Supplement has been filed and to furnish the Investors with copies thereof; (ii) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 15 or 15(d) of the Exchange Act subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Stock; (iii) to advise the Investors, promptly after it receives notices thereof, (x) of any request by the Commission to amend the Registration Statement or to amend or supplement the Prospectus Supplement or for

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additional information and (y) of the issuance by the Commission, of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order directed at any Incorporated Document or any amendment or supplement thereto or any order preventing or suspending the use of the Base Prospectus or the Prospectus Supplement or any amendment or supplement thereto, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the institution or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus Supplement or for additional information; and (iv) in the event of the issuance of any stop order or of any order preventing or suspending the use of the Base Prospectus or Prospectus Supplement or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order.

            (b) To deliver promptly to the Investors such number of the following documents as the Investors shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) the Base Prospectus, (iii) the Prospectus Supplement and any amendment or supplement thereto; and (iv) any document incorporated by reference in the Base Prospectus or Prospectus Supplement. The Company will pay the expenses of printing or other production of all documents relating to the Offering.

            (c) Prior to the Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company), without the prior consent of the Investors, unless in the judgment of the Company such press release or communication is required by law.

            (d) To reserve no less than $2,000,000 of the net proceeds from the sale of the Stock for use in funding the Company's activities under the Ancillary Agreements, as more fully set forth therein, and otherwise to apply the net proceeds from the sale of the Stock as set forth in the Prospectus Supplement under the heading "Use of Proceeds."

            (e) To comply in all material respects with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the "SARBANES-OXLEY ACT"), and use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes-Oxley Act.

            (f) To engage and maintain, at its expense, a registrar and transfer agent for the Stock.

            (g) To not take any action prior to the Closing Date which would require the Prospectus Supplement to be amended or supplemented pursuant to
Section 4(b).

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            (h)   To use its commercially reasonable efforts to ensure that the
Stock is quoted on the Nasdaq SmallCap Market at the Closing Date.

5. CONDITIONS OF THE INVESTORS' OBLIGATIONS AT CLOSING. The respective obligations of the Investors, and the closing of the sale of the Stock hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties on the part of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

            (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statement, the Base Prospectus or the Prospectus Supplement or otherwise) shall have been complied with to the reasonable satisfaction of the Investors. Any filings required to be made by the Company in accordance with Section 4(a) shall have been timely filed with the Commission.

            (b) All corporate proceedings and other legal matters incident to the authorization, form, execution, delivery and validity of each of this Agreement, the Stock, the Registration Statement, the Base Prospectus and the Prospectus Supplement and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Investors, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

            (c) The Investors shall have received from Orrick, Herrington & Sutcliffe LLP, counsel for the Company, such counsel's written opinion, addressed to the Investors and dated as of the Closing Date, in form and substance reasonably satisfactory to the Investors as set forth in Exhibit 1 attached hereto.

            (d) The Company shall have furnished to the Investors a certificate, dated as of the Closing Date, executed by its Chief Executive Officer and its Chief Financial Officer stating that (i) such officers have examined the Registration Statement, the Base Prospectus and the Prospectus Supplement and, in their opinion, the Registration Statement (including the Base Prospectus) as of its effective date and the Prospectus Supplement, as of each such effective date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) since the effective date of the Registration Statement no event has occurred which should have been but was not set forth in a supplement or amendment to the Registration Statement, the Base Prospectus or the Prospectus Supplement, (iii) to their knowledge, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and covenants contained in this Agreement and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date,
(iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Base Prospectus and the Prospectus Supplement and other than as result of planned operations of the Company, there has been no change in the financial position or results of operation of the Company and its subsidiaries that would have a Material Adverse Effect, or any change, or any development including a prospective change, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and its subsidiaries taken as a whole, except as set forth in the Base Prospectus and the Prospectus Supplement, (v) the Registration Statement became effective on August 21, 2003 and July 7, 2004, respectively, and to their knowledge, as of the Closing Date
(I) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been commenced or are pending before or are contemplated by the Commission and (II) no action has been taken by any governmental agency, body or official, and no injunction, restraining order or order of any nature by any federal or state court has been issued, which would prevent the issuance of the Stock.

            (e) The Stock shall have been listed and admitted and authorized for trading on the Nasdaq SmallCap Market, and satisfactory evidence of such actions shall have been provided to the Investors.

            (f) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Stock or materially and adversely affect or potentially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Stock or materially and adversely affect or potentially and adversely affect the business or operations of the Company.

            (g) The Company shall have prepared and will file with the Commission a Current Report on Form 8-K with respect to the Offering, including as an exhibit thereto this Agreement and any other documents relating thereto.

            (h) The Company shall have entered into the Ancillary Agreements with Celladon and such agreements shall be in full force and effect.

            (i) Prior to the Closing Date, the Company shall have furnished to the Investors such further information, certificates and documents as the Investors may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Investors.

6. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that Investor:

            (a) The representations and warranties of such Investor contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

            (b) Such Investor shall have delivered the purchase price specified in Section 1.1(a) and set forth opposite such Investor's name on Schedule A hereto.

            (c) All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

            (d) Celladon shall have entered into the Ancillary Agreements with the Company and such agreements shall be in full force and effect.

            (e) Prior to the Closing Date, the Investors shall have furnished to the Company such further information, certificates and documents as the Company may reasonably request.

7.    INDEMNIFICATION AND CONTRIBUTION.

            (a) The Company shall indemnify and hold harmless each Investor, its officers, employees, representatives and agents and each person, if any, who controls such Investor within the meaning of the Securities Act (collectively the "INVESTOR INDEMNIFIED PARTIES" and each a "INVESTOR INDEMNIFIED PARTY") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Investor Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any breach of the representations and warranties of the Company contained herein and shall reimburse each Investor Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Investor Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from the Base Prospectus, the Registration Statement or the Prospectus Supplement or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Investor specifically for use therein, which information the parties hereto agree is limited to the Investors' Information (as defined in Section 8.1); provided, however, that the foregoing indemnification agreement with respect to the Base Prospectus shall not inure to the benefit of any Investor from whom the person asserting any such loss, claim, damage or liability purchased securities, or any officers, employees, representatives, agents or controlling persons of such Investor, if (i) a copy of the Prospectus Supplement (as then amended or supplemented) was required by law to be delivered to such person at or prior to the written confirmation of the sale of securities to such person,
(ii) a copy of the Prospectus (as then amended or supplemented), excluding documents incorporated by reference therein, was not sent or given to such person by or on behalf of such Investor and such failure was not due to non-compliance by the Company with Section 4(b), and (iii) the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Investor Indemnified Party.

            (b) Each Investor, severally and not jointly, shall indemnify and hold harmless the Company, its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the "COMPANY INDEMNIFIED PARTIES" and each a "COMPANY INDEMNIFIED PARTY") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Registration Statement or the Prospectus Supplement or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of that Investor specifically for use therein, and shall reimburse the Company Indemnified Parties for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Investors consists solely of the Investors' Information. This indemnity agreement is not exclusive and will be in addition to any liability, which the Investors and the Purchasers might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties. Notwithstanding the provisions of this Section 7(b), in no event shall any indemnity by any Investor under this Section 7(b) exceed the total purchase price paid by such Investor for such Investor's Stock, as set forth opposite such Investor's name on Schedule A hereto.

            (c)   Promptly after receipt by an indemnified party under this
Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or
(iii) the indemnifying party has failed to assume the defense of such action in accordance with the terms hereof and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by the Investors, if the indemnified parties under this Section 7 consist of any Investor Indemnified Party, or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b) shall use best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement, compromise or consent to the entry of judgment in connection with any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action (other than a judgment entered with the consent of such indemnified party), the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

            (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Investors on the other from the offering of the Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Investors on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Investors on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company bears to the total compensation received by the Investors with respect to the Stock purchased under this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Investors on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company by the Investors for use in the Prospectus Supplement consists solely of the Investors' Information. The Company and the Investors agree that it would not be just and equitable if contributions pursuant to this
Section 7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Investors to contribute are several in proportion to their respective obligations and not joint. Notwithstanding the provisions of this
Section 7(d), in no event shall any Investor be required to contribute under this Section 7(d) any amount in excess of the total purchase price paid by such Investor for such Investor's Stock, as set forth opposite such Investor's name on Schedule A hereto, less the amount of any damages which such Investor has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.

8.    MISCELLANEOUS.

      8.1 INVESTORS' INFORMATION. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Investors' Information consists solely of the statements concerning the Investors contained in the first two paragraphs under the heading "Plan of Distribution" in the Prospectus Supplement.

      8.2 SURVIVAL OF WARRANTIES, INDEMNITIES, REPRESENTATIONS. The representations and warranties of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of six months and shall not be affected by any investigation made by or on behalf of the Investors, the Company or any person controlling any of them. The indemnities and covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing indefinitely.

      8.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      8.4 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

      8.5 COUNTERPARTS; FACSIMILE. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures shall be as effective as original signatures.

      8.6 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      8.7 NOTICES. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

      8.8 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

      8.9 EXPENSES. The Company agrees with the Investors to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Stock to the Investors; (b) the costs incident to the Registration of the Stock under the Securities Act; (c) the costs incident to the preparation, printing and distribution of the Registration Statement, Base Prospectus and Prospectus Supplement and any amendments and exhibits thereto or any document incorporated by reference therein, and the costs of printing, reproducing and distributing, this Agreement by mail, telex or other means of communication; (d) any applicable listing or other fees; (e) all fees and expenses of the registrar and transfer agent of the Stock; and (f) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's counsel, but not the fees and expenses of counsel to the Investors).

      8.10 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors.

      8.11 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

      8.12 ENTIRE AGREEMENT. This Agreement, the Ancillary Agreements and the other documents referred to herein and therein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

      8.13 EXCULPATION AMONG INVESTORS. Each Investor acknowledges that it is not relying upon any person, firm, or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Investor agrees that no Investor nor the respective controlling persons, officers, directors, partners, agents, or employees of any Investor shall be liable to any other Investor for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Stock.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                              TARGETED GENETICS CORPORATION

                                              By: /s/ H. Stewart Parker
                                                  -------------------------
                                                  H. Stewart Parker
                                                  President & CEO
                                    Address: 1100 Olive Way, Suite 100
                                             Seattle, WA 98101

                               INVESTORS:
                               ENTERPRISE PARTNERS V, L.P.
                               By: Enterprise Management Partners V, LLC
                               as General Partner

                               Signature: /s/ Andrew E. Senyei, M.D.
                                          -------------------------------
                               Print Name: Andrew E. Senyei, M.D.
                               Title: Managing Director

                               ENTERPRISE PARTNERS VI, L.P.
                               By:  Enterprise Management Partners VI, LLC
                               as General Partner

                               Signature: /s/ Andrew E. Senyei, M.D.
                                          -------------------------------
                               Print Name: Andrew E. Senyei, M.D.
                               Title: Managing Director

                     Address:  2223 Avenue de la Playa, Suite 300
                               La Jolla, CA 92037-3218
                               Attn: Andrew E. Senyei, M.D.

                               INVESTORS:
                               VENROCK PARTNERS, L.P.
                               By: Venrock Partners Management, LLC
                               Its: General Partner

                               Signature:/s/ Anthony B. Evnin
                                         ---------------------------
                               Name: Anthony B. Evnin
                               Title: Member
                               VENROCK ASSOCIATES IV, L.P.
                               By: Venrock Management IV, LLC
                               Its: General Partner

                               Signature:/s/ Anthony B. Evnin
                                         ---------------------------
                               Name: Anthony B. Evnin
                               Title: Member
                               VENROCK ENTREPRENEURS FUND IV, L.P.
                               By: VEF Management IV, LLC
                               Its: General Partner

                               Signature:/s/ Anthony B. Evnin
                                         ---------------------------
                               Name:
                               Title:

                     Address:  30 Rockefeller Plaza, Room 5508
                               New York, NY 10112
                               Attn: Anthony B. Evnin

                                   SCHEDULE A
                              SCHEDULE OF INVESTORS

                                            NUMBER OF
                                             SHARES     TOTAL PURCHASE
            NAME AND ADDRESS                PURCHASED   PRICE OF SHARES
-----------------------------------------   ---------   ---------------
ENTERPRISE PARTNERS V, L.P.                 1,087,386    $1,649,999.52
ENTERPRISE PARTNERS VI, L.P.                1,087,386    $1,649,999.52
VENROCK PARTNERS, L.P.                        295,374    $  448,200.51
VENROCK ASSOCIATES IV, L.P.                 1,448,399    $2,197,800.64
VENROCK ENTREPRENEURS FUND IV, L.P.            35,587        53,999.71
                                  TOTALS:   3,954,132    $5,999,999.90